SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Advantage Income Realty Fund, Inc.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Global Income Builder, Inc.

Cohen & Steers Premium Income Realty Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers REIT and Utility Income Fund, Inc.

Cohen & Steers Select Utility Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Worldwide Realty Income Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”)

Cohen & Steers Closed-End Opportunity Fund, Inc. (“FOF”)

Cohen & Steers Dividend Majors Fund, Inc. (“DVM”)

Cohen & Steers Global Income Builder, Inc. (“INB”)

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”)

Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

Cohen & Steers REIT and Preferred Income Fund, Inc. (“RNP”)

Cohen & Steers REIT and Utility Income Fund, Inc. (“RTU”)

Cohen & Steers Select Utility Fund, Inc. (“UTF”)

Cohen & Steers Total Return Realty Fund, Inc. (“RFI”)

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”)

(each a “Fund”, and collectively, the “Funds”)

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 30, 2009

To the Stockholders of the above-listed registered investment companies:

NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of Stockholders (the “Meeting”) of the Funds will be held at the offices of the Funds, 280 Park Avenue, 20th Floor, New York, New York 10017, on April 30, 2009 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement dated March 13, 2009:

1. To elect three Directors of each Fund, to hold office for a term of three years and until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

With respect to INB, RPF, RQI, RNP, RTU, UTF and RWF, the holders of each Fund’s Taxable Auction Market Preferred Shares, and with respect to RLF, the holders of the Fund’s Auction Rate Cumulative Preferred Shares and Taxable Auction Market Preferred Shares (collectively, the “Preferred Shares”), have equal voting rights with the holders of each Fund’s common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect George Grossman, Robert H. Steers and C. Edward Ward, Jr. as Directors and other business that may properly come before the Meeting.

The Directors have fixed the close of business on March 5, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Boards of Directors,

Francis C. Poli

Secretary

New York, New York

March 13, 2009

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed Proxy Card. While at that site you will be able to enroll in our electronic delivery program which will insure that you receive future mailings relating to annual meetings as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please mail your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2009.

This notice, proxy statement and proxy card for each Fund is available at www.proxyvote.com

PROXY STATEMENT

i

COMBINED PROXY STATEMENT

Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”)

Cohen & Steers Closed-End Opportunity Fund, Inc. (“FOF”)

Cohen & Steers Dividend Majors Fund, Inc. (“DVM”)

Cohen & Steers Global Income Builder, Inc. (“INB”)

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”)

Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

Cohen & Steers REIT and Preferred Income Fund, Inc. (“RNP”)

Cohen & Steers REIT and Utility Income Fund, Inc. (“RTU”)

Cohen & Steers Select Utility Fund, Inc. (“UTF”)

Cohen & Steers Total Return Realty Fund, Inc. (“RFI”)

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”)

280 Park Avenue

New York, New York 10017

(212) 832-3232

JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April  30, 2009

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above listed entities, each a Maryland corporation (each a “Fund”, and together, the “Funds”), to be voted at the Joint Annual Meeting of Stockholders of the Funds, to be held at the offices of the Funds, 280 Park Avenue, 20th Floor, New York, New York 10017, on April 30, 2009 at 10:00 a.m. New York City time, and at any adjournments thereof (collectively, the “Meeting”). In order to attend the meeting in person, shareholders must bring valid photo identification. The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy Card, as well as any necessary supplementary solicitation) will be borne by each Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, each Fund’s officers or employees or representatives of the Funds’ investment manager may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about March 13, 2009.

In accordance with each Fund’s by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of each Fund issued and outstanding and entitled to vote thereat shall constitute a quorum for such Fund at the Meeting. If a proposal is to be voted on by only one share class, a quorum of that class must be present at the Meeting in order for that proposal to be considered. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of each Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of the proposals.

Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Meeting.

The Boards of Directors have fixed the close of business on March 5, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of each Fund as of March 5, 2009 consisted of:

Fund	Shares of Common Stock	Shares of Preferred Stock
RLF	26,601,508	3,238
FOF	27,372,938	N/A
DVM	12,721,550	N/A
INB	22,965,950	1,720
RPF	32,011,316	3,712
RQI	39,237,634	4,833
RNP	48,357,578	10,160
RTU	58,858,135	13,006
UTF	43,320,750	11,680
RFI	9,358,453	N/A
RWF	15,740,708	1,800

each share being entitled to one vote and each fractional share being entitled to a proportional fractional share vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund(s) at its offices at 280 Park Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Joint Annual Meeting are separate for each Fund, it is essential that stockholders who own shares in multiple Funds complete, date, sign and return each Proxy Card they receive.

The most recent annual report of each Fund, including financial statements, has been previously mailed to that Fund’s stockholders. If you have not received your report or would like to receive an additional copy free of charge, please contact Francis C. Poli, Secretary of the Funds, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

For each Fund, at the Meeting, three Directors are nominated to be elected to serve for a term of three years and until their successors are duly elected and qualified. The nominees for Director are George Grossman, Robert H. Steers and C. Edward Ward, Jr., for terms to expire in 2012. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. At the Meeting, with respect to FOF, DVM and RFI, the holders of each Fund’s common stock will have equal voting rights ( i.e., one vote per share), and will vote as a single class on the election of Messrs. Grossman, Steers and Ward. At the Meeting, with respect to INB, RLF, RPF, RQI, RNP, RTU, UTF and RWF, the holders of each Fund’s Preferred Shares will have equal voting rights with the holders of each Fund’s common stock (i.e., one vote per share), and will vote together with the holders of each Fund’s common stock as a single class on the election of Messrs. Grossman, Steers and Ward. The holders of each Fund’s Preferred Shares, voting separately as a class, to the exclusion of holders of the Fund’s common stock, have the right to elect two Directors of each Fund, who are Martin Cohen and Willard H. Smith Jr. Neither Mr. Cohen nor Mr. Smith is standing for re-election at the Meeting, as their terms expire in 2010 and 2011, respectively. Each nominee currently serves as Director of each of the twenty-one funds within the Cohen & Steers Fund Complex.

Each Fund’s stockholders initially elected their Board of Directors to staggered terms at the respective Annual Meeting of Stockholders held on:

Funds	Date of stockholder meeting electing Board of Directors to staggered terms
RLF	April 24, 2002
FOF	April 19, 2007
DVM	April 27, 2006
INB	April 17, 2008
RPF	April 24, 2003
RQI	April 24, 2003
RNP	April 29, 2004
RFI	April 27, 1994
RTU	April 28, 2005
UTF	April 28, 2005
RWF	April 27, 2006

Accordingly, the term of office of only a single class of Directors will expire in 2009. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for each Fund’s stockholders to change the majority of Directors.

The nominees have consented to serve as Directors. The Board of Directors of each Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

Summary of Voting Rights on Proposal 1

		George Grossman	Robert H. Steers	C. Edward Ward, Jr.
RLF	Common	26,601,508	26,601,508	26,601,508
	Preferred	3,238	3,238	3,238

FOF	Common	27,372,938	27,372,938	27,372,938

DVM	Common	12,721,550	12,721,550	12,721,550

INB	Common	22,965,950	22,965,950	22,965,950
	Preferred	1,720	1,720	1,720

RPF	Common	32,011,316	32,011,316	32,011,316
	Preferred	3,712	3,712	3,712

RQI	Common	39,237,634	39,237,634	39,237,634
	Preferred	4,833	4,833	4,833

RNP	Common	48,357,578	48,357,578	48,357,578
	Preferred	10,160	10,160	10,160

RTU	Common	58,858,135	58,858,135	58,858,135
	Preferred	13,006	13,006	13,006

UTF	Common	43,320,750	43,320,750	43,320,750
	Preferred	11,680	11,680	11,680

RFI	Common	9,358,453	9,358,453	9,358,453

RWF	Common	15,740,708	15,740,708	15,740,708
	Preferred	1,800	1,800	1,800

Certain information concerning Messrs. Grossman, Steers and Ward and the other members of the Board of Directors, as reported to each Fund, is set forth as follows:

Name, Address* and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Disinterested Directors

Bonnie Cohen***	Age: 66	Director	Consultant; Director, Reis, Inc. (formerly Wellsford Real Property); Vice-Chair of the Board of Global Heritage Fund; Investment Committee, The Moriah Fund; Advisory Committee member, The Posse Foundation; Vice-Chair, District of Columbia Public Libraries; Board member, Washington National Opera. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	Since 2001	2011		21

George Grossman	Age: 55	Director	Attorney-at-Law.	Since 1993	2012	†	21

Richard E. Kroon	Age: 66	Director	Member of Investment Committee, Monmouth University: Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation. Former chairman of the National Venture Capital Association.	Since 2004	2011		21

Richard J. Norman	Age: 65	Director	Private Investor. Advisory Board Member of The Salvation Army. Member of the Chaplain’s Core--DC Department of Corrections. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	Since 2001	2010		21

Frank K. Ross	Age: 65	Director	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	Since 2004	2010		21

Willard H. Smith Jr.	Age: 72	Director	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	Since 1996	2011		21

C. Edward Ward, Jr.	Age: 62	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listing for the New York Stock Exchange.	Since 2004	2012	†	21

Interested Directors****

Martin Cohen	Age: 60	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, President of the Advisor.	Since 1991	2010		21

Robert H. Steers	Age: 56	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, Chairman of the Advisor.	Since 1991	2012	†	21

*	The address of each Director is 280 Park Avenue, New York, NY 10017.
**	The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
***	Martin Cohen and Bonnie Cohen are unrelated.
****	“Interested person,” as defined in the Investment Company Act of 1940, as amended (the “Act”), of each Fund (“Interested Director”) because of the affiliation with Cohen & Steers Capital Management, Inc., each Fund’s investment manager (the “Advisor”), and its parent company, Cohen & Steers Inc. (“CNS”).
†	If elected at the Meeting.

The Funds do not have policies with regard to the Directors’ attendance at annual meetings and none of the Directors attended any Fund’s 2008 annual meeting of stockholders.

During each Fund’s fiscal year ended December 31, 2008, the Board of Directors met the number of times indicated in the table below:

Fund	Number of Board Meetings
RFI	12
RLF	17
RQI	19
RPF	19
RNP	18
RTU	22
UTF	21
RWF	16
FOF	12
DVM	12
INB	16

Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees for which he or she was a member. Each Fund maintains four standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee of the Board of Directors. The Directors serving on each Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Act (the “Independent Directors”), and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.

The Audit Committee of each Fund met five times during the fiscal year ended December 31, 2008 and operates pursuant to a written charter adopted by the Board. A current copy of the Audit Committee charter was attached as Exhibit A to the Proxy Statement of each fund in 2008 and is available on the Advisor’s website at www.cohenandsteers.com. The main function of each Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The Nominating Committee of each Fund, which met once during the fiscal year ended December 31, 2008, operates pursuant to a written charter adopted by the Board. A current copy of the Nominating Committee charter was attached as Exhibit B to the Proxy Statement of each fund in 2008. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter and complies with the procedures set forth in Appendix A thereto.

The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment, (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Advisor, (iv) the Fund’s stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

The Contract Review Committees of the Funds each met once during the fiscal year ended December 31, 2008 and each Contract Review Committee operates pursuant to a written charter adopted by the Board. The main functions of each Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The Governance Committee of each Fund met four times during the fiscal year ended December 31, 2008 and operates pursuant to a written charter adopted by the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

Audit Committee Report

The Audit Committee of each Fund has met with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, to discuss the scope of the audit engagement, review the Fund’s financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm’s independence. Based on these reviews and discussions, each Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission (“SEC”).

February 23, 2009

Submitted by the Audit Committee of each Fund’s Board of Directors

Bonnie Cohen

George Grossman

Richard E. Kroon

Frank K. Ross, Chairman

*            *            *

As of January 31, 2009, the Directors and officers of each Fund as a group owned less than 1% of the outstanding securities of such Fund. To the knowledge of each Fund no person owned of record or owned beneficially more than 5% of each Fund’s common shares and Preferred Shares outstanding as of that date, except as listed below:

RLF:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Citigroup Inc. Citigroup Global Markets Inc. Citigroup Financial Products Inc. Citigroup Global Market Holdings Inc. 388 Greenwich Street New York, NY 10013	994 shares	30.6%	Preferred Shares	2/13/2009

Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center (Merrill Lynch, Pierce, Fenner and Smith, Inc.) 100 North Tryon Street Charlotte, North Carolina 28255	360 shares	11.1%	Preferred Shares	1/12/2009

Morgan Stanley Morgan Stanley & Co. Incorporated 1585 Broadway New York, NY 10036	435 shares	13.4%	Preferred Shares	1/12/2009

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	195 shares	6.0%	Preferred Shares	2/10/2009

RPF:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center (Merrill Lynch, Pierce, Fenner and Smith, Inc.) 100 North Tryon Street Charlotte, North Carolina 28255	1,107 shares	29.8%	Preferred Shares	2/11/2009

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Morgan Stanley Morgan Stanley & Co. Incorporated 1585 Broadway New York, NY 10036	658 shares	17.7%	Preferred Shares	1/12/2009

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	215 shares	5.8%	Preferred Shares	2/10/2009

RQI:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center (Merrill Lynch, Pierce, Fenner and Smith, Inc.) 100 North Tryon Street Charlotte, North Carolina 28255	891 shares	18.4%	Preferred Shares	2/10/2009

Morgan Stanley Morgan Stanley & Co. Incorporated 1585 Broadway New York, NY 10036	740 shares	15.3%	Preferred Shares	1/12/2009

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	468 shares	9.7%	Preferred Shares	2/10/2009

RNP:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center (Merrill Lynch, Pierce, Fenner and Smith, Inc.) 100 North Tryon Street Charlotte, North Carolina 28255	1,765 shares	17.4%	Preferred Shares	1/12/2009

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Morgan Stanley Morgan Stanley & Co. Incorporated 1585 Broadway New York, NY 10036	1,686 shares	16.6%	Preferred Shares	1/12/2009

RTU:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center (Merrill Lynch, Pierce, Fenner and Smith, Inc.) 100 North Tryon Street Charlotte, North Carolina 28255	6,068 shares	46.7%	Preferred Shares	2/11/2009

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	783 shares	6.0%	Preferred Shares	2/10/2009

UTF:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center (Merrill Lynch, Pierce, Fenner and Smith, Inc.) 100 North Tryon Street Charlotte, North Carolina 28255	5,714 shares	48.9%	Preferred Shares	2/11/2009

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	763 shares	6.5%	Preferred Shares	2/10/2009

RWF:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center (Merrill Lynch, Pierce, Fenner and Smith, Inc.) 100 North Tryon Street Charlotte, North Carolina 28255	187 shares	10.4%	Preferred Shares	2/10/2009

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	1,225 shares	68.1%	Preferred Shares	2/10/2009

INB:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Class of Security	Date of Reporting of >5% ownership
Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center (Merrill Lynch, Pierce, Fenner and Smith, Inc.) 100 North Tryon Street Charlotte, North Carolina 28255	1,169 shares	68.0%	Preferred Shares	2/11/2009

and that Cede & Co., a nominee for participants in the Depository Trust Company, held of record:

Fund	Shares of common stock	Percentage of Fund’s outstanding common stock	Shares of preferred stock*	Percentage of Fund’s outstanding preferred stock*
RLF	26,560,883	99.85%	3,238	100%
FOF	27,363,832	99.97%	—	n/a
DVM	12,708,530	99.90%	—	n/a
INB	22,947,868	99.92%	1,720	100%
RPF	31,937,195	99.77%	3,712	100%
RQI	39,162,321	99.81%	4,833	100%
RNP	48,264,606	99.81%	10,160	100%
RTU	58,803,018	99.91%	13,006	100%
UTF	43,296,643	99.94%	11,680	100%
RFI	9,061,602	96.83%	—	n/a
RWF	15,733,900	99.96%	1,800	100%

*	Although all shares of preferred stock are held through the Depository Trust Company, we listed the greater than 5% holders, as noted in filings made with the SEC pursuant to Rule 13d-1 of the Securities Exchange Act of 1934.

As of January 31, 2009, none of the Independent Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director as of January 31, 2009.

A–	None

B–	$1 – $10,000

C–	$10,001 – $50,000

D–	$50,001 – $100,000

E–	Over $100,000

	RLF	FOF	DVM	RPF	RQI	RNP	RFI	RWF	RTU	UTF	INB	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex
Robert H. Steers*	E	A	D	C	C	E	E	A	E	A	C	E
Martin Cohen*	D	E	E	C	D	E	E	A	E	A	A	E
Bonnie Cohen	C	A	C	B	C	C	C	C	B	A	A	D
George Grossman	C	A	C	B	B	C	C	A	A	A	C	D
Richard E. Kroon	B	A	A	B	B	C	B	A	B	B	D	D
Richard J. Norman	C	C	B	C	B	B	C	B	C	A	A	E
Frank K. Ross	B	A	B	B	B	B	B	A	A	A	A	D
Willard H. Smith Jr.	B	A	A	C	B	C	B	A	E	E	D	E
C. Edward Ward, Jr.	B	B	B	B	B	B	B	B	B	B	B	C

*	Interested Directors.

Compensation of Directors and Officers. Independent Directors are paid by each Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings. Additionally, the Audit Committee Chairman is paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Funds and of all of the Cohen & Steers funds, the Contract Review and Governance Committee Chairmen are paid $10,000 per year in the aggregate for their work in connection with the Funds and of all of the Cohen & Steers funds and the lead director is paid $50,000 per year in the aggregate for his service as lead director of all of the Cohen & Steers funds.

For the fiscal year ended December 31, 2008, such fees and expenses totaled $50,077.81, paid by each Fund.

The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended December 31, 2008 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2008. Officers of the Funds, other than the Chief Compliance Officer who receives less than $60,000 from each Fund, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the twenty-two funds† that each Director served in the Cohen & Steers Fund Complex during 2008. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2008

Name of Person, Position	Aggregate Compensation from each Fund	Total Compensation Paid to Directors by Fund Complex†
Bonnie Cohen, Director	$6,577	$138,125
Martin Cohen*, Director and Co-Chairman	$0	$0
George Grossman, Director and Contract Review Committee Chairman	$7,048	$148,125
Richard E. Kroon, Director and Lead Independent Director	$8,931	$188,125
Richard J. Norman, Director and Governance Committee Chairman	$7,048	$148,125
Frank K. Ross, Director and Audit Committee Chairman	$7,284	$153,125
Willard H. Smith Jr., Director	$6,577	$138,125
Robert H. Steers*, Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$6,577	$138,125

†	As of April 30, 2008, one of the Cohen & Steers open-end mutual funds was liquidated, resulting in twenty-one funds remaining in the Fund Complex as of December 31, 2008.
*	Interested Director.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Funds, require certain of the Funds’ officers, Directors, the Advisor, affiliates of the Advisor, and persons who beneficially own more than 10% of a class of the Funds’ outstanding securities to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC. Those persons are required by SEC regulations to furnish the relevant Fund(s) with copies of all filings. To each Fund’s knowledge, all of its officers and directors, the Advisor and its affiliates, certain holders of more than 10% of its common stock or Preferred Shares complied with all filing requirements under Section 16(a) of the Exchange Act and Section 30(h) of the Act during the fiscal year ended December 31, 2008, with the exception that two late Form 4 filings were made on behalf of George Grossman, representing one transaction in each of DVM and RTU. These late Form 4 filings were due to an administrative oversight.

Each Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of its Fund vote FOR the election of each nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended December 13, 2008, each Fund’s Audit Committee selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund. Their selection was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors who are “independent” as defined in the New York Stock Exchange listing standards. As of the date of this Combined Proxy Statement, each Fund’s Audit Committee and Board had not yet met to select, ratify and approve the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Each Fund’s Audit Committee and Board will meet prior to the Meeting, and it is anticipated that PricewaterhouseCoopers LLP will serve as each Fund’s independent registered public accounting firm for its current fiscal year. A representative of the Funds’ independent registered public accounting firm is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the Funds’ stockholders. Each Audit Committee meets at least twice a year with representatives of the Funds’ independent registered public accounting firm to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Aggregate fees billed to the Funds for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Funds	2008	2007	2008	2007	2008	2007	2008	2007
RLF	$47,000	$45,000	$17,200	$25,000	$14,900	$14,000	—	—
FOF	$47,000	$45,000	$0	$20,000	$16,600	$14,000	—	—
DVM	$47,000	$45,000	$0	$9,000	$14,900	$14,000	—	—
INB	$52,500	$58,300	$17,200	$40,000	$16,600	—	—	—
RPF	$47,000	$45,000	$17,200	$25,000	$14,900	$14,000	—	—
RQI	$47,000	$45,000	$17,200	$25,000	$14,900	$14,000	—	—
RNP	$50,200	$48,100	$28,000	$36,000	$16,600	$14,000	—	—
RTU	$50,200	$58,100	$31,200	$110,500	$15,800	$14,500	—	—
UTF	$50,200	$58,100	$33,500	$110,500	$15,800	$14,500	—	—
RFI	$43,600	$41,800	$0	$7,900	$14,900	$14,000	—	—
RWF	$52,500	$50,300	$17,200	$26,000	$16,600	$18,375	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds (collectively, with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Funds and which were pre-approved by the Audit Committees, were as follows:

RLF, FOF, DVM, INB, RPF, RQI, RNP, RFI and RWF

	2008	2007
Audit-Related Fees	—	—
Tax Fees
All Other Fees	$—	$24,000
RTU and UTF
	2008	2007
Audit-Related Fees	—	—
Tax Fees
All Other Fees	$—	$—

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

The Audit Committees are required to pre-approve audit and non-audit services performed for the Funds by their principal accountant. The Audit Committees also are required to pre-approve non-audit services performed by the Funds’ principal accountant for any Service Affiliate if the engagement for services relates directly to the operations and financial reporting of the Fund.

The Audit Committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committees may not delegate their responsibility to pre-approve services to be performed by the Funds’ principal accountant to the Advisor.

None of the services described above were approved by the Audit Committees pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to Service Affiliates for the fiscal years ended December 31, 2008 and December 31, 2007 were:

Fund	December 31, 2008	December 31, 2007
RLF	$129,635	$148,000
FOF	$131,635	$143,000
DVM	$129,635	$132,000
INB	$131,635	$149,000
RPF	$129,635	$148,000
RQI	$129,635	$148,000
RNP	$131,635	$145,000
RTU	$130,885	$210,000
UTF	$130,885	$210,000
RFI	$129,635	$130,900
RWF	$131,635	$153,375

The Audit Committees considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

The aggregate fees billed to the Advisor by PricewaterhouseCoopers LLP for non-audit services rendered to the Advisor for the fiscal years ended December 31, 2008 and December 31, 2007 were:

December 31, 2008	December 31, 2007
$110,000	$85,000

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER

The Funds have retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as their investment manager and administrator under investment management agreements and administration agreements dated as follows:

Fund	Date of Advisory Agreement	Date of Administration Agreement
RLF	May 24, 2001	May 24, 2001

RPF	August 22, 2002	August 22, 2002

RQI	May 25, 2002	May 25, 2002

RNP	June 24, 2003	June 27, 2003

RWF	February 22, 2005	February 22, 2005

INB	June 12, 2007	June 12, 2007

RTU	January 27, 2004	January 27, 2004

UTF	March 25, 2004	March 25, 2004

RFI	One agreement appointing both advisor and administrator dated September 17, 1993

FOF	One agreement appointing both advisor and administrator dated October 16, 2006

DVM	One agreement appointing both advisor and administrator dated January 26, 2005

Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017.

State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator for the Funds.

OFFICERS OF THE FUNDS

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

ALL FUNDS

Robert H. Steers, Co-Chairman of the Board (see Proposal One, “Election of Directors,” at page 4 for biographical information).

Martin Cohen, Co-Chairman (see Proposal One, “Election of Directors,” at page 4 for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 44, joined the Advisor in 1993. He has been the Chief Operating Officer of CSCM since 2003 and prior to that was a Senior Vice President.

Joseph M. Harvey, Vice President, age 45, joined the Advisor in 1992. He has been President and Chief Investment Officer of CSCM since 2003, and prior to that was a Senior Vice President.

Francis C. Poli, Secretary, age 46, joined the Advisor in 2007 as Executive Vice President, Secretary and General Counsel. Prior thereto, he was General Counsel of Allianz Global Investors of America LP.

James Giallanza, Treasurer and Chief Financial Officer, age 42, joined the Advisor in 2006 as Senior Vice President. Prior thereto, he was Deputy Head of the US Funds Administration and Treasurer and CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006 and was Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Lisa Phelan, Chief Compliance Officer, age 40, joined the Advisor in 2004 as a Vice President and has been a Senior Vice President since 2008. Prior to joining the Advisor she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, she served as First Vice President, Risk Management, for Prudential Securities, Inc.

Yigal D. Jhirad, Vice President, age 44, joined the Advisor in 2007 as a Senior Vice President. Prior thereto, he served as Executive Director at Morgan Stanley heading the portfolio and derivatives strategies effort.

RFI, RLF, RNP, RPF, RQI and RTU

Thomas N. Bohjalian, Vice President, age 43, joined the Advisor in 2002, and has been Senior Vice President since 2006. Prior to that he was Vice President of the Advisor from 2003 through 2005. Prior to joining the Advisor, he was a Vice President at AEW Capital Management.

RFI, RLF, RNP, RPF, RQI, RTU, RWF and UTF

William F. Scapell, Vice President, age 42, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was the chief strategist for preferred securities at Merrill Lynch & Co.

DVM

Richard E. Helm, Vice President, age 50, joined the Advisor in 2005 as a Senior Vice President. Prior to joining the Advisor, he was a senior portfolio manager of WM Advisors, Inc. since 2001.

FOF

Douglas Bond, Vice President, age 49, joined the Advisor in 2004 as Executive Vice President. Prior to joining the Advisor, he was a first vice president at Merrill Lynch & Co.

RTU and UTF

Robert Becker, Vice President, age 39, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments.

RWF

Scott Crowe, Vice President, age 31, joined the Advisor in 2007 as a Senior Vice President, and currently serves as a Senior Vice President and Global Research Strategist. Prior to joining the Advisor, he was an executive director at UBS and served as the head of U.S. REITs and as a global strategist. He also worked at UBS Warburg as a real estate analyst.

SUBMISSION OF PROPOSALS FOR THE NEXT

ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Funds which are intended to be presented at the Funds’ next Annual Meeting of Stockholders, to be held in 2010, must be received by the relevant Funds (addressed to the Fund, 280 Park Avenue, New York, New York 10017) for inclusion in that Fund’s proxy statement and proxy relating to that meeting no later than November 13, 2009. Any stockholder who desires to bring a proposal for consideration at the Funds’ 2010 Annual Meeting of Stockholders without including such proposal in the Funds’ proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from October 14, 2009 to November 13, 2009. All stockholder proposals must include the information required by the Funds’ by-laws.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

Voting Results

Each Fund will advise its stockholders of the voting results of the matters voted upon at the Meeting in its next Semi-Annual Report to Stockholders.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Combined Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to who to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

VOTES REQUIRED

For each Fund the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote with respect to each proposal at the Meeting is required to constitute a quorum at the Meeting.

For each Fund the election of Messrs. Grossman, Steers and Ward, will require a vote of the holders of a plurality of the Fund’s common stock and Preferred Shares, where applicable, voting together as a single class, present at the Meeting.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for any other proposals.

By order of the Boards of Directors,

FRANCIS C. POLI

Secretary

March 13, 2009

New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

[COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.]

[COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.]

[COHEN & STEERS DIVIDEND MAJORS FUND, INC.]

[COHEN & STEERS GLOBAL INCOME BUILDER, INC.]

[COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.]

[COHEN & STEERS QUALITY INCOME REALTY FUND, INC.]

[COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.]

[COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.]

[COHEN & STEERS SELECT UTILITY FUND, INC.]

[COHEN & STEERS TOTAL RETURN REALTY FUND, INC.]

[COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.]

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of [Cohen & Steers Fund] (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, 20th Floor, New York, New York 10017 on April 30, 2009 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

Vote On Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Election of Directors.

Nominees:

1.1 George Grossman 1.2 Robert H. Steers 1.3 C. Edward Ward, Jr.	☐	☐	☐	2. To transact such other business as may properly come before the meeting.
The Shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

(Instructions: To withhold authority for an individual nominee, write that nominee’s name in the line provided below.) *Exceptions:

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature	Signature	Date

☐  FOLD AND DETACH HERE  ☐